                                                                Exhibit 99.3


                          UNAUDITED PRO FORMA COMBINED
                        CONDENSED FINANCIAL INFORMATION

     The following unaudited pro forma combined condensed financial information gives effect to the Proposed Transaction, including the issuance by the Company of 2,632,600 shares of Common Stock in connection with the acquisition by the Company of all of the outstanding capital stock of, and equity interests in, the BioClin Group, using the "pooling-of-interests" method of accounting, but without giving effect to costs and expenses associated with the consummation of the Proposed Transaction, which currently are estimated to range between $2.0 million and $2.5 million. The unaudited pro forma combined condensed balance sheet combines the condensed balance sheets of the Company and the BioClin Group as of September 30, 1996. The unaudited pro forma combined condensed statements of operations combine historical condensed statements of operations of the Company and the BioClin Group for the nine month periods ended September 30, 1996 and 1995 and for the years ended December 31, 1995, 1994 and 1993. The unaudited pro forma combined condensed balance sheet is presented as if the Proposed Transaction occurred on the date thereof. The unaudited pro forma combined condensed statements of operations are presented as if the Proposed Transaction occurred at the beginning of the earliest period presented. The consummation of the Proposed Transaction is subject to a number of conditions. There can be no assurance as to when, if at all, the conditions with respect to the Proposed Transaction will be satisfied or waived. See "TRANSACTION AGREEMENTS -- Conditions to Closing."

     The unaudited pro forma combined condensed financial information is not necessarily indicative of the results of operations or the financial condition that would have been reported had the Proposed Transaction been in effect during those periods, or as of those dates, or that may be reported in the future. The unaudited pro forma combined condensed financial information should be read in conjunction with the information appearing in "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and "FINANCIAL STATEMENTS" for each of the Company and the BioClin Group included elsewhere in this Proxy Statement.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

              UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET

                                 (IN THOUSANDS)

                                                                 SEPTEMBER 30, 1996
                                                 --------------------------------------------------
                                                                                             PRO
                                                              BIOCLIN       PRO FORMA       FORMA
                                                   DNX         GROUP       ADJUSTMENTS     COMBINED
                                                 --------     --------     -----------     --------
ASSETS
Current assets
  Cash and cash equivalents....................  $ 15,456        1,009                       16,465
  Short-term investments.......................     5,233           --                        5,233
  Marketable debt securities...................        --          361                          361
  Trade accounts receivable, net...............     7,167        3,986                       11,153
  Prepaid expenses and other current assets....       983          378                        1,361
                                                 --------     --------        -----        --------
          Total current assets.................    28,839        5,734           --          34,573
Property and equipment, net....................    15,190        1,040                       16,230
Intangible assets..............................       964           --                          964
Marketable debt securities.....................        --          503                          503
Other assets...................................       797          832                        1,629
Restricted cash................................       460           --                          460
                                                 --------     --------        -----        --------
                                                 $ 46,250        8,109           --          54,359
                                                 ========     ========        =====        ========
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
  Short-term borrowings........................        --        9,683                        9,683
  Current portion of long-term debt............       246           --                          246
  Note payable -- related party................        --          300                          300
  Accounts payable.............................     2,455        1,791                        4,246
  Accrued expenses.............................     3,533        2,810                        6,343
  Deferred revenues............................     2,598        3,472                        6,070
                                                 --------     --------        -----        --------
          Total current liabilities............     8,832       18,056           --          26,888
Long-term debt, excluding current portion......     7,431           --                        7,431
Deferred income taxes..........................     1,779           --                        1,779
Other liabilities..............................       876          103                          979
                                                 --------     --------        -----        --------
          Total liabilities....................    18,918       18,159           --          37,077
                                                 --------     --------        -----        --------
Stockholders' equity
  Serial preferred stock.......................        --            1           (1)             --
  Common stock.................................        87          191         (165)            113
  Additional paid-in-capital...................    57,157          125          166          57,448
  Foreign currency translation adjustment......       640         (139)                         501
  Employee stock purchase loans................        --          (86)                         (86)
  Accumulated deficit..........................   (30,552)     (10,219)                     (40,771)
  Net unrealized gain on marketable debt
     securities................................        --           77                           77
                                                 --------     --------        -----        --------
          Total stockholders' equity...........    27,332      (10,050)          --          17,282
                                                 --------     --------        -----        --------
                                                 $ 46,250        8,109           --          54,359
                                                 ========     ========        =====        ========

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                          NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                    -------------------------------------------------
                                                                BIOCLIN      PRO FORMA      PRO FORMA
                                                      DNX        GROUP      ADJUSTMENTS     COMBINED
                                                    -------     -------     -----------     ---------
Net revenues......................................  $21,957       9,155                       31,112
Operating expenses:
  Direct costs....................................   16,966       5,061        (1,560)        20,467
  Research and development........................      329          --            (4)           325
  General, administrative and marketing...........    4,530       3,453          (158)         7,825
  Depreciation and amortization...................       --         328         1,722          2,050
                                                    -------      ------       -------        -------
                                                     21,825       8,842            --         30,667
                                                    -------      ------       -------        -------
Income from operations............................      132         313            --            445
Other income (expense)............................      618        (294)                         324
                                                    -------      ------       -------        -------
Income before income taxes........................      750          19            --            769
Income tax expense................................      454           5                          459
                                                    -------      ------       -------        -------
Net income........................................      296          14            --            310
                                                    =======      ======       =======        =======
Earnings per common and common equivalent share
     Primary......................................  $  0.03                                     0.03
                                                    =======                                  =======
     Fully Diluted................................  $  0.03                                     0.03
                                                    =======                                  =======
Shares used in computing per share amounts
     Primary......................................    9,287                                   11,920
                                                    =======                                  =======
     Fully Diluted................................    9,343                                   11,976
                                                    =======                                  =======

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                          NINE MONTHS ENDED SEPTEMBER 30, 1995
                                                    -------------------------------------------------
                                                                BIOCLIN      PRO FORMA      PRO FORMA
                                                      DNX        GROUP      ADJUSTMENTS     COMBINED
                                                    -------     -------     -----------     ---------
Net revenues......................................   19,101      11,032                       30,133
Operating expenses:
  Direct costs....................................   15,529       7,296        (1,606)        21,219
  Research and development........................      773          --           (29)           744
  General, administrative and marketing...........    4,600       3,112          (282)         7,430
  Depreciation and amortization...................       --         343         1,917          2,260
                                                    -------      ------       -------        -------
                                                     20,902      10,751            --         31,653
                                                    -------      ------       -------        -------
Income (loss) from operations.....................   (1,801)        281            --         (1,520)
Other income (expense)............................      107        (703)                        (596)
                                                    -------      ------       -------        -------
Loss before equity in net loss of Nextran, gain on
  sale of Nextran and income taxes................   (1,694)       (422)           --         (2,116)
Equity in net loss of Nextran.....................    2,700          --                        2,700
Gain on sale of Nextran...........................   17,266          --                       17,266
Income tax expense (benefit)......................      (45)         61                           16
                                                    -------      ------       -------        -------
Net income (loss).................................  $12,917        (483)           --         12,434
                                                    =======      ======       =======        =======
Earnings per common and common equivalent share
  Primary.........................................  $  1.43                                     1.07
                                                    =======                                  =======
  Fully Diluted...................................  $  1.43                                     1.06
                                                    =======                                  =======
Shares used in computing per share amounts
  Primary.........................................    9,018                                   11,651
                                                    =======                                  =======
  Fully Diluted...................................    9,056                                   11,689
                                                    =======                                  =======

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             YEAR ENDED DECEMBER 31, 1995
                                                   -------------------------------------------------
                                                               BIOCLIN      PRO FORMA      PRO FORMA
                                                     DNX        GROUP      ADJUSTMENTS     COMBINED
                                                   -------     -------     -----------     ---------
Net revenues.....................................  $25,323      14,286                       39,609
Operating expenses:
  Direct costs...................................   21,323       8,456        (2,088)        27,691
  Research and development.......................    1,095          --           (32)         1,063
  General, administrative and marketing..........    5,506       4,467          (342)         9,631
  Depreciation and amortization..................       --         445         2,462          2,907
                                                   -------      ------       -------        -------
                                                    27,924      13,368            --         41,292
                                                   -------      ------       -------        -------
Income (loss) from operations....................   (2,601)        918            --         (1,683)
Other income (expense)...........................      310        (945)                        (635)
                                                   -------      ------       -------        -------
Loss before equity in net loss of Nextran, gain
  on sale of Nextran and income taxes............   (2,291)        (27)           --         (2,318)
Equity in net loss of Nextran....................    2,700          --                        2,700
Gain on sale of Nextran..........................   17,266          --                       17,266
Income tax expense (benefit).....................     (291)        114                         (177)
                                                   -------      ------       -------        -------
Net income (loss)................................  $12,566        (141)           --         12,425
                                                   =======      ======       =======        =======
Earnings per common and common equivalent
  share..........................................  $  1.39                                     1.06
                                                   =======                                  =======
Shares used in computing per share amounts.......    9,042                                   11,675
                                                   =======                                  =======

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             YEAR ENDED DECEMBER 31, 1994
                                                   -------------------------------------------------
                                                               BIOCLIN      PRO FORMA      PRO FORMA
                                                     DNX        GROUP      ADJUSTMENTS     COMBINED
                                                   -------     -------     -----------     ---------
Net revenues.....................................  $26,529       9,659                       36,188
Operating expenses:
  Direct costs...................................   19,981       7,528        (2,010)        25,499
  Research and development.......................    4,359          --          (419)         3,940
  General, administrative and marketing..........    7,237       3,537          (799)         9,975
  Depreciation and amortization..................       --         366         3,228          3,594
                                                   -------      ------       -------        -------
                                                    31,577      11,431            --         43,008
                                                   -------      ------       -------        -------
Loss from operations.............................   (5,048)     (1,772)           --         (6,820)
Other income (expense)...........................       30        (555)                        (525)
                                                   -------      ------       -------        -------
Loss before equity in net loss of Nextran and
  income taxes...................................   (5,018)     (2,327)           --         (7,345)
Equity in net loss of Nextran....................    1,329          --                        1,329
Income tax expense...............................      332          58                          390
                                                   -------      ------       -------        -------
Net loss.........................................  $(6,679)     (2,385)           --         (9,064)
                                                   =======      ======       =======        =======
Loss per common and common equivalent share......  $ (0.76)                                   (0.80)
                                                   =======                                  =======
Shares used in computing per share amounts.......    8,755                                   11,388
                                                   =======                                  =======

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

                     UNAUDITED PRO FORMA COMBINED CONDENSED
                            STATEMENTS OF OPERATIONS

                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                             YEAR ENDED DECEMBER 31, 1993
                                                  --------------------------------------------------
                                                               BIOCLIN      PRO FORMA      PRO FORMA
                                                    DNX         GROUP      ADJUSTMENTS     COMBINED
                                                  --------     -------     -----------     ---------
Net revenues....................................  $ 23,719       7,175                        30,894
Operating expenses:
  Direct costs..................................    17,902       6,072        (1,632)         22,342
  Research and development......................    11,134          --        (1,258)          9,876
  General, administrative and marketing.........     7,247       2,824          (556)          9,515
  Depreciation and amortization.................        --         237         3,446           3,683
  Special charge................................     7,095          --                         7,095
                                                   -------      ------       -------         -------
                                                    43,378       9,133            --          52,511
                                                   -------      ------       -------         -------
Loss from operations............................   (19,659)     (1,958)           --         (21,617)
Other income (expense)..........................       220        (451)                         (231)
                                                   -------      ------       -------         -------
Loss before income taxes........................   (19,439)     (2,409)           --         (21,848)
Income tax expense (benefit)....................       (50)         28                           (22)
                                                   -------      ------       -------         -------
Net loss........................................  $(19,389)     (2,437)           --         (21,826)
                                                   =======      ======       =======         =======
Loss per common and common equivalent share.....  $  (2.23)                                    (1.93)
                                                   =======                                   =======
Shares used in computing per share amounts......     8,700                                    11,333
                                                   =======                                   =======

See Notes to Unaudited Pro Forma Combined Condensed Financial Statements.

                        DNX CORPORATION AND SUBSIDIARIES
                             AND THE BIOCLIN GROUP

      NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS

(1) PRO FORMA ADJUSTMENTS

     The pro forma stockholders' equity accounts of the Company and the BioClin Group as of September 30, 1996 have been adjusted to reflect the issuance by the Company of 2,632,600 shares of Common Stock in connection with the acquisition by the Company of all of the outstanding capital stock of, and equity interests in, the BioClin Group pursuant to the Transaction Agreements.

     The historical statements of operations of the Company reflect depreciation and amortization in direct costs, research and development and general, administrative and marketing expenses, as appropriate. The historical statements of operations of the BioClin Group reflect depreciation and amortization as a separate line item. The pro forma combined condensed statements of operations reflect a pro forma adjustment to reclassify the Company's depreciation and amortization previously reported in direct costs, research and development and general, administrative and marketing expenses to a separate line item, consistent with CRO industry standards.

     The unaudited pro forma data are presented for information purposes only and do not give effect to any synergies that may occur due to the integration of the BioClin Group with the Company's existing operations. Additionally, the adjustments to the unaudited pro forma combined condensed statements of operations do not include costs and expenses associated with the Proposed Transaction which are currently estimated to range between $2.0 million and $2.5 million. Accordingly, the pro forma data are not necessarily indicative of the operating results or financial position that would have occurred had the Proposed Transaction been consummated at the dates indicated, nor necessarily indicative of future operating results or financial position.

(2) PRO FORMA PER SHARE DATA

     The unaudited pro forma per share data are based on the weighted average number of shares of Common Stock that would have been outstanding had the Proposed Transaction occurred at the beginning of the earliest period presented, including the issuance by the Company of 2,632,600 shares of Common Stock in connection with the acquisition by the Company of all of the outstanding capital stock of, and equity interests in, the BioClin Group pursuant to the Transaction Agreements.